Promissory Note
("Note")

$586,964.27

Silver Spring, Maryland
August 10, 2006

FOR VALUE RECEIVED, the undersigned, JIN SUK KIM, (the "Borrower"), promises unconditionally to pay to the order of KH FUNDING COMPANY, a Maryland corporation, its successors or assigns (the "Lender") during Lender's regular business hours at Lender's offices at 10801 Lockwood Drive, #370, Silver Spring, Maryland 20901, or at such other place as Lender may from time to time designate, the principal amount of **Five Hundred Eighty Six Thousand Nine Hundred Sixty Four and 27/100ths Dollars ($586,964.27)** (the "Principal Amount"), together with interest on the unpaid Principal Amount outstanding from time to time at the rate or rates hereafter specified and any and all other sums which may be owing to Lender by Borrower pursuant to this Note. Nothing contained in this paragraph shall be construed as creating any partnership or joint venture of the Borrower and Lender. The following terms shall apply to this Note:

1. **Interest Rate.** As long as there is no existing "Event of Default", as hereafter defined, interest shall accrue and be payable on the outstanding Principal Amount at a fixed rate of interest equal to eight percent (8.00%) per annum. Interest shall be calculated on the basis of a year of 365 days applied to the actual days on which there exists an unpaid balance under this Note. Interest shall accrue and all accrued interest and principal is due in full on or before August 10, 2009.

2. **Default Interest Rate.** Upon an "Event of Default", as hereafter defined, Lender, in Lender's sole discretion and without notice or demand, may raise the rate of interest accruing on the outstanding Principal Amount by 5 percentage points above the rate of interest otherwise applicable, independent of whether Lender elects to accelerate the unpaid principal balance as a result of such default. Such default interest rate shall continue, in Lender's sole discretion, until all defaults are cured.

3. **Additional Interest.** Upon any arms length sale of the property described herein (hereinafter "Property") to a bona fide third party purchaser, in an amount and upon terms acceptable to Borrower and Lender, Borrower shall pay Lender Additional Interest in an amount equal to fifty (50%) percent of the purchase price less costs of acquisition, the costs of sale including settlement costs and commissions, less the payoff of all financing encumbering the Property including the principal and eight (8.00%) interest described herein, less any operating losses and the costs of any improvements or repairs. (all rents, holding and operating costs relating to the Property shall belong to and be the responsibility of Borrower and shall not be an adjustment to Additional Interest). Whenever the term Interest is used in this Note or any other Loan Document, it shall include additional interest.

4. **Maturity Date.** The Principal Amount as well as all accrued and unpaid interest and all other sums due under this Note that remain unpaid shall be repaid by August 10, 2009, which is the final and absolute due date of this Note (the "Maturity Date").

5. **Repayment Extension.** If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Maryland are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Note.

6. **Property.** The Property being purchased by Borrower with the proceeds of this Note (hereinafter the "Property") is:

2401 Garrison Boulevard, Baltimore, Maryland 21216
2210 Roslyn Avenue, Baltimore, Maryland 21216
3401 Fairview Avenue, Baltimore, Maryland 21216
3403 Fairview Avenue, Baltimore, Maryland 21216
3405 Fairview Avenue, Baltimore, Maryland 21216
3407 Fairview Avenue, Baltimore, Maryland 21216

7. **Manner and Application of Payments.** All payments due hereunder shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, in immediately available funds, without offset, deduction or recoupment. Any payment by check or draft shall be subject to the condition that any receipt issued therefore shall be ineffective unless the amount due is actually received by Lender. Each payment shall be applied first to the payment of any and all costs, fees and expenses incurred by or payable to Lender in connection with the collection or enforcement of this Note, second to the payment of all unpaid late charges (if any), third, to the payment of all accrued and unpaid interest hereunder and fourth, to the payment of the unpaid Principal Amount, or in any other manner which Lender may, in its sole discretion, elect from time to time.

8. **Prepayment.** This Note may not be prepaid.

9. **Obligations.** The term "Obligations" shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to Lender by Borrower of any nature whatsoever, including all past, present and future indebtedness and liabilities of Borrower to Lender for the payment of money (extending to the Principal Amount and all interest, fees, late charges, expense payments, liquidation costs, and attorneys' fees and expenses), whether similar or dissimilar, related or unrelated, matured or unmatured, direct or indirect, contingent or noncontingent, primary or secondary, alone or jointly with others, now due or to become due, now existing or hereafter created, and whether or not now contemplated. If more than one Obligation is outstanding, each payment may be applied to such of the Obligations as Lender shall determine in its sole discretion.

10. **Loan Documents.** The obligations of Borrower evidenced by this Note are secured by, guaranteed by, and are a part of the obligations referred to in, any promissory note, loan commitment, letter agreement, line of credit agreement, commercial financing agreement, security agreement, guaranty of payment, mortgage, deed of trust, pledge agreement, loan agreement, loan and security agreement, hypothecation agreement, indemnity agreement, letter of credit application and agreement, assignment or any other document or agreement previously, simultaneously or hereafter executed and delivered by Borrower and/or by any other Obligor, as hereinafter defined, singly or jointly with another person or persons to Lender, in connection with this Note, whether or not this Note is specifically referred to therein, (as the same may from time to time be amended, collectively, the "Loan Documents").

11. **Obligor.** The term "Obligor" shall mean, individually and collectively, Borrower, each endorser, guarantor and surety of this Note, any person who is primarily or secondarily liable for the repayment of this Note or any portion thereof and any person who has granted security for the repayment of this Note, together with such person's heirs, personal representatives, successors and assigns.

12. **Events of Default.** The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

(a) the failure of Borrower or any other Obligor to pay any sum due under this Note when due, whether by demand or otherwise,

(b) the failure of any Obligor to perform, observe or comply with any of the Loan Documents;

(c) the death of any Obligor;

(d) the filing of any petition for relief under the United States Lender Code or any similar federal or state statute by or against any Obligor;

(e) the making of an application for the appointment of a custodian, trustee or receiver for, or of a general assignment for the benefit of Lenders by, any Obligor;

(f) the insolvency of any Obligor or the failure of any Obligor generally to pay debts as such debts become due;

(g) any representation or information contained in any financial statement or any other document given by any Obligor to Lender that is not in all material respects true and complete;

(h) the determination in good faith by Lender that a material adverse change has occurred in the financial condition of any Obligor;

(i) the determination in good faith by Lender that the security for the Obligations is inadequate;

(j) the occurrence of any default by any Obligor under any of the Loan Documents; or

(k) the determination in good faith by Lender that the prospect of payment of any of the Obligations is impaired.

(l) failure of Borrower to properly manage the Property in Lender's sole and absolute discretion.

13. **Rights and Remedies upon Default.** Upon the occurrence of an Event of Default hereunder, Lender, in Lender's sole discretion and without notice to Borrower or any other Obligor, may: (a) declare the entire outstanding Principal Amount, together with all accrued interest and all other sums due under this Note, to be immediately due and payable, and the same shall thereupon become immediately due and payable without presentment, demand or notice, which are hereby expressly waived; (b) exercise its right of setoff against any money, funds, credits or other property of any nature whatsoever of Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of or on deposit with, Lender or any affiliate of Lender in any capacity whatsoever, including, without limitation, any balance of any deposit account and any credits with Lender or any affiliate of Lender (the "Possessory Collateral"); (c) determinate any outstanding commitments of Lender to Borrower or any other Obligor; (d) exercise its right to confess judgment against Borrower as provided hereinafter; and (e) exercise any or all rights, powers and remedies provided for in the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise.

14. **Remedies Cumulative.** Each right, power and remedy of Lender hereunder, under the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies. No failure or delay by Lender to insist upon the strict performance of any one or more provisions of this Note or of the Loan Documents or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof or preclude Lender from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, or other amounts payable on demand, Lender shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note or other amounts payable on demand, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note.

15. **Security.** As security for the payment of the obligations under this Note or any of the Loan Documents, Borrower and any Obligor who signs this Note hereby grants a security interest in the Possessory Collateral. "Debtor" means any person having an interest in any other collateral which secures this Note, now or hereafter (the "Collateral"). Debtor shall have all risk of loss of the Collateral. Lender shall have no liability or duty, either before or after the occurrence of an Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral, or to preserve rights against account debtors or other parties with prior interests in the Collateral. If Lender actually receives any notices requiring action with respect to Collateral in Lender's possession, Lender shall take reasonable steps to forward such notices to any Debtor. Debtor is responsible for responding to notices concerning the Collateral, voting the Collateral and exercising rights and options, calls and conversions of the Collateral. Lender's sole responsibility is to take such action as is reasonably requested by Debtor in writing; however, Lender is not responsible to take any action that, in Lender's sole judgment, would affect the value of the Collateral as security for the Obligations adversely.

Lender's collection and enforcement of Collateral against account debtors and other persons obligated thereon shall be deemed to be commercially reasonable if Lender exercises the care and follows the procedures that Lender generally applies to the collection of obligations owed directly to Lender. Lender may apply all Collateral and proceeds of Collateral coming into Lender's possession to any of the Obligations, whether matured or unmatured, as Lender

shall determine in its sole but reasonable discretion. Lender may defer the application of non-cash proceeds of Collateral, including, but not limited to, non-cash proceeds collected from account debtors and other persons obligated on Collateral, to the Obligations until cash proceeds are actually received by Lender.

If and only if Lender is required by the Maryland Uniform Commercial Code to give Borrower notice of any disposition of Collateral, Borrower agrees that commercial reasonableness and good faith require Lender to give Borrower no more than 5 days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or other intended disposition is to be made of collection and enforcement. Borrower agrees that it is commercially reasonable for Lender to disclaim all warranties which arise with respect to the disposition of the Collateral.

16. **Confession of Judgment.** Upon the occurrence of any Event of Default hereunder, Borrower authorizes any attorney admitted to practice before any court of record in the United States to appear on behalf of Borrower in any court having jurisdiction in one or more proceedings, or before any clerk thereof or prothonotary or other court official, and to CONFESS JUDGMENT AGAINST BORROWER, WITHOUT PRIOR NOTICE OR OPPORTUNITY OF BORROWER FOR PRIOR HEARING, in favor of Lender for the full amount due on this Note (including the outstanding Principal Amount, accrued interest and any and all other costs, fees, expenses and late charges) plus court costs and attorneys' fees of 15% of the total amount then due hereunder. Notwithstanding the amount of any such judgment, Lender agrees by accepting this Note to use reasonable efforts to obtain legal counsel who will charge Lender for services on an hourly basis, at his or her customary hourly rate(s) and only for time expended and actual expenses incurred, and Lender agrees not to enforce a judgment for legal fees against Borrower in an amount in excess of the fees and expenses actually charged to Lender for services rendered by, and for actual expenses incurred by, its counsel in connection with such confession of judgment and the collection of all amounts owed by Borrower to Lender. Borrower waives the benefit of any and every statute, ordinance or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, homestead rights, appeal, stay of execution or supplementary proceedings, inquisition, extension upon any levy on real estate or personal property, and any other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against Borrower shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as Lender shall deem necessary or advisable, for all of which this Note shall be sufficient authority.

17. **Collection Expenses.** If this Note is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, Borrower agrees to pay to Lender upon demand all costs and expenses, including, without limitation, all attorney's fees and court costs incurred by Lender in connection with the enforcement or collection of this Note (whether or not any action has been commenced by Lender to enforce or collect this Note) or in successfully defending any counterclaim or other legal proceeding brought by Borrower contesting Lender's right to collect the outstanding Principal Amount. The obligation of Borrower to pay all such costs and expenses shall not be merged into any judgment by confession against Borrower. All of such costs and expenses shall bear interest at the higher of the rate of interest provided herein or any default rate of interest provided herein, from the date of payment by Lender until repaid in full.

18. **Interest Rate After Judgment.** If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, fees, and costs) shall bear interest at the higher of: (a) the rate of interest provided herein; (b) any default rate of interest provided herein; or (c) the legal rate of interest then applicable to judgments in the jurisdiction in which judgment was entered.

19. **Maximum Rate of Interest.** Notwithstanding any provision of this Note or the Loan Documents to the contrary, Borrower shall not be obligated to pay interest pursuant to this Note in excess of the maximum rate of interest permitted by the laws of any state determined to govern this Note or the laws of the United States applicable to loans in such state. If any provisions of this Note shall ever be construed to require the payment of any amount of interest in excess of that permitted by applicable law, then the interest to be paid pursuant to this Note shall be held subject to reduction to the amount allowed under applicable law and any sums paid in excess of the interest rate allowed by law

shall be applied in reduction of the principal balance outstanding pursuant to this Note. Borrower acknowledges that it has been contemplated at all times by Borrower that the laws of the State of Maryland will govern the maximum rate of interest that it is permissible for Lender to charge Borrower pursuant to this Note.

20. **Certain Waivers by Borrower.** Borrower waives demand, presentment, protest and notice of demand, of non-payment, of dishonor and of protest of this Note. Lender, without notice to or further consent of Borrower or any other Obligor and without in any respect compromising, impairing, releasing, lessening or affecting the obligations of Borrower hereunder or under any of the Loan Documents, may: (a) release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend or grant indulgences with respect to (i) this Note, (ii) any of the Loan Documents, (iii) all or any part of any collateral or security for this Note and/or (iv) any Obligor; (b) complete any blank space in this Note according to the terms upon which the loan evidenced hereby is made; and (c) grant any extension or other postponements of the time of payment hereof.

21. **Choice of Law; Forum Selection; Consent to Jurisdiction.** This Note shall be governed by, construed and interpreted in accordance with the laws of the State of Maryland (excluding the choice of law rules thereof). Borrower hereby (a) agrees that all disputes and matters whatsoever arising under, in connection with, or incident to this Note shall be litigated, if at all, in and before a court located in the State of Maryland to the exclusion of the courts of any other state or country, and (b) irrevocably submits to the non-exclusive jurisdiction of any Maryland court or federal court sitting in the State of Maryland in any action or proceeding arising out of or relating to this Note, and hereby irrevocably waives any objection to the laying of venue of any such action or proceeding in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum. A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

22. **Commercial Purposes.** Borrower acknowledges and warrants that (a) the indebtedness evidenced by this Note is incurred for the purpose of acquiring or carrying on a business or commercial enterprise and that such indebtedness is a "commercial loan" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1990 Rep. Vol.), as amended; (b) all proceeds arising from the indebtedness will be used solely in connection with such business or commercial enterprise; (c) the proceeds of such indebtedness will not be used for the purchase of registered equity securities within the purview of Regulation "Z" issued by the Board of Governors at the Federal Reserve System; and (d) the loan evidenced by this Note is not a "consumer transaction" as defined in the Maryland Uniform Commercial Code and none of the Collateral was or will be purchased primarily for personal, family or household purposes.

23. **Subsequent Holders.** In the event that any holder of this Note transfers this Note for value, Borrower agrees that except with respect to subsequent holders with actual knowledge of a claim or defense, no subsequent holder of this Note shall be subject to any claims or defenses which Borrower may have against a prior holder (which claims or defenses are not waived as to prior holders), all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all of the rights of a holder in due course with respect to Borrower even though the subsequent holder may not qualify, under applicable law, absent this paragraph, as a holder in due course.

24. **Invalidity of Any Part.** If any provision or part of any provision of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or any remaining part of any provision) of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained in this Note, but only to the extent of its invalidity, illegality or unenforceability. In any event, if any such provision pertains to the repayment of the indebtedness evidenced by this Note, then and in such event, at Lender's option, the outstanding Principal Amount, together with all accrued and unpaid interest thereon, shall become immediately due and payable.

25. WAIVER OF JURY TRIAL. BORROWER HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER AND BORROWER MAY BE

PARTIES ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS NOTE, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE DEBTOR-LENDER RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS, WHETHER INITIATED BY BORROWER AGAINST LENDER OR INITIATED BY LENDER AGAINST BORROWER. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. LENDER IS HEREBY AUTHORIZED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND BORROWER SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

26. **Service of Process.** Borrower hereby consents to process being served in any suit, action or proceeding instituted in connection with this Note by the mailing of a copy thereof to Borrower by certified mail, postage prepaid, return receipt requested. Borrower hereby irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action or proceeding. Nothing in this Note shall affect the right of Lender to serve process in any other manner otherwise permitted by law, and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any other jurisdiction or jurisdictions.

27. **Notice.** Any notice, demand, request or other communication which Lender or Borrower may be required to give hereunder shall be in writing, shall be effective and deemed received the following business day when sent by overnight mail, upon transmission if sent by facsimile or e- mail, or the third business day after deposited in first class United States mail, postage prepaid, and shall be addressed as follows, or to such other addresses as the parties may designate by like notice:

If to Borrower:	34 Piney Meetinghouse Court Potomac, Maryland 20854
If to Lender:	10801 Lockwood Drive, Suite 370 Silver Spring, Maryland 20901

Notwithstanding anything to the contrary, all notices and demands for payment from Lender actually received in writing by Borrower shall be considered to be effective upon the receipt thereof by Borrower regardless of the procedure or method utilized to accomplish delivery thereof to Borrower.

28. **Miscellaneous.** Time is of the essence under this Note. The paragraph headings of this Note are for convenience only, and shall not limit or otherwise affect any of the terms hereof. This Note and the Loan Documents, if any, constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations or agreements, oral or written, with respect thereto. Lender may, without notice to or consent of Borrower, sell, assign, pledge or transfer this Note or sell, assign, transfer or grant participations in all or any part of the obligations evidenced by this Note to others at any time and from time to time, and Lender may divulge to any potential assignee, transferee or participant all information, reports, financial statements and documents obtained in connection with this Note and any other Loan Documents or otherwise. No modification, release or waiver of this Note shall be deemed to be made by Lender unless in writing signed by Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved. No course of dealing or conduct shall be effective to modify, release or waive any provisions of this Note or any of the other Loan Documents. This Note shall inure to the benefit of and be enforceable by Lender and Lender's successors and assigns and any other person to whom Lender may grant an interest in the obligations evidenced by this Note and shall be binding upon and enforceable against Borrower and Borrower's personal representatives, successors, heirs and assigns. Whenever used herein, the singular number shall include the

plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders. This Note may be executed in any number of counterparts, all of which, when taken together shall constitute one Note.

IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the day and year first hereinabove set forth.

WITNESS:

BORROWER

_______________________ (SEAL)
Jin Suk Kim

I: winword\settle\mwk\khfunding\timkim\Baltimore Note-additional interest-8-10-06.doc

145

INDEMNITY DEED OF TRUST AND SECURITY AGREEMENT
THE GRANTORS ARE NOT THE DIRECT OBLIGORS UNDER THE INSTRUMENT SECURED

THIS INDEMNITY DEED OF TRUST AND SECURITY AGREEMENT (this "Deed of Trust") is made as of this 10th day of August, 2006, by **JIN SUK KIM, TRUSTEE OF THE JIN SUK KIM TRUST DATED JANUARY 1, 1993**, (collectively the "Grantor"), to **MARK W. KUGLER and ROBERT L. HARRIS**, ("Trustees") as Trustees for the benefit of **JIN SUK KIM**, (the "Beneficiary"); witnesseth:

RECITALS:

WHEREAS, JIN SUK KIM (the "**Obligor**"), is justly indebted to **KH FUNDING COMPANY** (the "**Lender**"), in the principal amount of **Five Hundred Eighty Six Thousand Nine Hundred Sixty Four and 27/100ths Dollars ($586,964.27)**, which principal amount together with interest thereon is to be paid to the Lender in the manner and according to the terms set forth in a Promissory Note dated August 10, 2006 (the "**Note**"); and

WHEREAS, the Grantor is not the Obligors and Grantors are not primarily liable for the payment of the Note; and

WHEREAS, Grantor, has guaranteed the payment and performance of the Note by execution of a separate Guaranty of even date herewith; and

WHEREAS, by the execution of these presents, the Grantor desires to indemnify the Lender and to secure the payment and performance by the Obligor under the Note by the execution of this Indemnity Deed of Trust securing the Lender.

WITNESSETH:

NOW, THEREFORE, the Grantor, in consideration of the Property, by these presents does grant, bargain, sell, and convey unto the Trustees, the survivors or survivor of them and their successors or successor in trust, in fee simple, all that parcel or parcels of land situate in Howard County, State of Maryland, and described more particularly in **<u>EXHIBIT A</u>** attached hereto and made a part hereof (the "Land").

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TOGETHER with all right, title, and interest of the Grantor, including any after acquired title or reversion, in and to the beds of the ways, streets, avenues, and alleys adjoining the Land; and

TOGETHER with all and singular the rights, alleys, ways, tenements, hereditaments, easements, appurtenances, passages, waters, water rights, water courses, riparian rights, liberties, advantages, accessions, and privileges now or hereafter appertaining to the Property (as hereinafter defined) or any part thereof including any homestead or other claim at law or in equity, the reversion or reversions, remainder or remainders thereof, and also all the estate, property, claim, right, title, or interest hereafter acquired by the Grantor in or to the Property (as hereinafter defined) or any part hereof; and

TOGETHER with all improvements, structures, and buildings now or hereafter erected or

→ Add'l Collateral - Lisbon Property

placed on the Land and all replacements thereof (the "Improvements"); and

TOGETHER with all rents, issues, proceeds, licenses, franchises, permits, income, profits, and royalties now or hereafter accruing from and/or affecting the Property (as hereinafter defined) at any time or from time to time; and

TOGETHER with all building materials, machinery, fixtures, equipment, furniture, and articles of tangible personal property of every kind and nature whatsoever (other than consumable goods, Grantor's inventory, and trade fixtures or other personal property owned by tenants occupying all or any portion of the Improvements), now or hereafter located or contained in or upon or attached to the Land or the Improvements or any part thereof, and used or usable in connection with any present or future use or operation of the Land or the Improvements or any part thereof, whether now owned or hereafter acquired by the Grantor or others, together with all replacements and substitutions therefore and all proceeds thereof (the "Equipment"). All of the Equipment so far as permitted by law shall be deemed to be fixtures and part of the Land and of the Improvements, and as to any part of the Equipment not deemed or permitted by law to be fixtures, this Deed of Trust shall also be a security agreement and pursuant thereto, the Grantor hereby grants to the Beneficiary and to the Trustees a security interest under the Maryland Uniform Commercial Code in and to such part of the Equipment not deemed or permitted by law to be fixtures and the proceeds thereof (cash and non-cash) and the proceeds of any insurance policies covering the Equipment as security for the Indebtedness (as hereinafter defined). The Beneficiary and the Trustees shall have all the rights and remedies of a secured party under the Maryland Uniform Commercial Code; and

TOGETHER with all of the Grantor's cash, trust accounts, notes and other instruments, documents, accounts receivable, contract rights, permits, receipts, sales and promotional literature and forms, advertising materials and the like, trademarks, names, logos, copyrights and other items of intangible personal property now or hereafter owned by the Grantor relating to the ownership, operation, development, leasing or management of the Property; and

TOGETHER with all of the Grantor's right, title and interest in and to any and all easements and appurtenances, including, without limitation, (i) any drainage ponds or other like drainage area not located on the Property which may be required for water run-off, (ii) any easements necessary to obtain access from the Property to such drainage areas, or to any other location to which Grantor has a right to drain water or sewage, and (iii) any land required to be maintained as undeveloped land by the zoning rules and regulations applicable to the Property, and (iv) any easements and agreements which are or may be established to allow satisfactory ingress to, egress from and operation of the Property; and

Unless specifically designated otherwise, the Land, the Improvements, the Equipment, and all other items and property described in the preceding paragraphs hereof shall hereinafter be collectively referred to as the "Property."

TOGETHER with any and all judgments, awards of damages (including but not limited to severance and consequential damages), payments, proceeds, settlements, or other compensation heretofore or hereafter made as a result of, in connection with, or in lieu of (a) any taking of the

Property or any part thereof under the power of eminent domain, either temporary or permanent, (b) any change or alteration of the grade of any street, and (c) any other injury or damage to, or decrease in value of, the Property or any part thereof (the "Condemnation Awards"), to the extent of all Indebtedness which may be secured by this Deed of Trust at the date of receipt of any such Condemnation Award by the Beneficiary, and of the reasonable attorneys' fees, costs, and disbursements incurred by the Beneficiary in connection with the collection of such Condemnation Award or payment.

TOGETHER with any and all payments, proceeds, settlements, or other compensation heretofore or hereafter made, including any interest thereon, and, subject to the provisions of this Deed of Trust, the right to receive the same, from any and all insurance policies covering the Property or any portion thereof.

TO HAVE AND TO HOLD the Property and all other interests described above (which are hereby declared to be part of the Property) unto the Trustees, the survivors or survivor of them and their or his or her successors or successor in trust, in fee simple forever.

BUT IN TRUST, NEVERTHELESS to secure to the Beneficiary and to the Trustees for the benefit of the Beneficiary (a) the payment of all sums of money secured by this Deed of Trust (the "Indebtedness"), which shall include but not be limited to (i) all moneys and all sums of principal, interest, and premium, if any, due or to become due thereunder, (ii) all other moneys now or hereafter advanced or expended by the Trustees or by the Beneficiary as provided for herein, or in the Purchase Agreement, and (iii) all costs, expenses, charges, liabilities, commissions, half-commissions, and attorneys' fees now or hereafter chargeable to, incurred by, or disbursed by, the Trustees, the Beneficiary, or the Grantor as provided for herein, or in the Purchase Agreement or by applicable law, and (b) the performance of, and compliance with, all of the terms, covenants, conditions, stipulations, and agreements contained herein and in the Purchase Agreement, expressed or implied.

PROVIDED, HOWEVER, that until the occurrence of an Event of Default (as hereinafter defined) hereunder, and subject to any provisions hereof to the contrary, the Grantor shall have the right to remain in quiet and peaceful possession of the Property and a license to operate and manage the Property and to collect, receive, and retain the rents, issues, profits, proceeds, income, and royalties therefrom.

PROVIDED, FURTHER, that if the Borrower or the Grantor shall pay or cause to be paid to the Beneficiary in full the Indebtedness at the time and in the manner stated in this Deed of Trust and the Purchase Agreement at any time before the sale hereinafter provided for, then and in either such case, these presents and the estate granted hereby shall cease, determine, and become void, and upon proof given to the satisfaction of the Trustees that the Indebtedness has been so paid or satisfied in full, the Trustees shall (upon the receipt of written request of the Beneficiary and at the expense of the Grantor) release and discharge the lien and/or security interest of this Deed of Trust of record upon payment to the Trustees of a reasonable fee for the release and reconveyance of the Property or any partial release and reconveyance thereof.

AND THIS DEED OF TRUST FURTHER WITNESSETH, that the Grantor hereby covenants and agrees as follows and stipulates that a breach of any of the following representations, warranties, covenants, and agreements shall be deemed a breach of a material condition of this Deed of Trust:

1. *Warranty of Title*. At the time of the execution and delivery of this Deed of Trust, the Grantor is the owner of the legal title to, and is lawfully seized and possessed of, the Property, free from all liens, charges, and encumbrances except the lien and/or security interest of this Deed of Trust and those other matters of record in existence as of the date hereof. The Grantor has the right and authority to convey the Property and does hereby warrant specially, and agrees to defend, the Property and the title thereto, whether now owned or hereafter acquired, against all claims and demands by any person.

2. *Warranty as to Hazardous Materials and Hydric Soils*. The Grantor represents and warrants to the Beneficiary that, to the best of the Grantor's actual knowledge but with no independent due diligence after due inquiry (a) no Hazardous Materials (hereinafter defined) are located on the Property, (b) the Property has never been used as a manufacturing, storage or dump site for Hazardous Materials, (c) the Property is not effected by any Hazardous Materials contamination, and (d) there are no Hydric Soils (hereinafter defined) on that portion of the Land upon which the Improvements and any appurtenant facilities have been or will be constructed. The term "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), as amended from time to time, and regulations promulgated thereunder; (c) any "oil, petroleum products, and their byproducts" as defined by the Maryland Environment Code Ann. §4-411(a)(3), as amended from time to time, and regulations promulgated thereunder; (d) any "hazardous substance" as defined by the Maryland Environment Code Ann., Title 7, subtitle 2, as amended from time to time, and regulations promulgated thereunder; (e) any substance the presence of which on the Property is prohibited by any federal, state or local law, rule, ordinance or regulation similar to those set forth in this definition; and (f) any other substance which by federal, state or local law, rule, ordinance or regulation or by order or decree of any court or other governmental authority having jurisdiction requires special handling in its collection, storage, treatment, or disposal. The term "Hydric Soils" means any soil category upon which building could be prohibited or restricted under applicable governmental requirements, including, without limitation, those imposed by the Army Corps of Engineers based upon its guidelines as to, among other things, soil, vegetation and effect on the ecosystem.

3. *Further Assurances*. At any time, and from time to time, upon request by the Beneficiary, the Grantor, at the sole expense of the Grantor, will make, execute, deliver, and record or cause to be made, executed, delivered, and recorded, any and all further instruments, certificates, and other documents as may, in the reasonable opinion of the Beneficiary be reasonably necessary or desirable in order to effectuate, complete, or perfect or to continue and preserve the obligations of the Grantor under the lien of this Deed of Trust, and all modifications, extensions, and other amendments of the same. Upon any failure by the Grantor so to do, the Beneficiary may make,

execute, and record any and all such instruments, certificates, and documents for and in the name of the Grantor, and at the sole expense of the Grantor, and the Grantor hereby irrevocably appoints the Beneficiary the agent and attorney-in-fact of the Grantor so to do, this appointment being coupled with an interest. The Beneficiary may, at its option, advance the expenses incurred in making, executing, and recording any and all such instruments, certificates, and documents, and the Grantor shall reimburse the Beneficiary for any such sums advanced with interest at the same annual interest rate as is then applicable to the Indebtedness, and the same shall be part of the Indebtedness secured by this Deed of Trust.

4. *Payment of Indebtedness Due under Purchase Agreement and Performance.* The Grantor will pay when due the Indebtedness payable by the Grantor in accordance with the terms of the Purchase Agreement and shall punctually keep and perform each and every term, provision, covenant, and agreement contained in the Purchase Agreement and this Deed of Trust.

5. *Impositions.* The Grantor shall pay and discharge, when and as the same become due, all taxes of every kind and nature; all general and special assessments and levies; all water, sewer, other utility charges, rents and assessments, other public charges of a like or different nature, imposed upon or assessed against the Property or the rents, issues, income or profits thereof. The Grantor will, upon the request, deliver to the Trustees or the Beneficiary receipts evidencing the payment of all such taxes and other above mentioned items. The Grantor represents and warrants that the Land and the Improvements covered by this Deed of Trust are assessed for the purpose of taxes as a separate and distinct parcel (or parcels) from any other real property so that the Land and Improvements shall never be subject to the lien of any taxes levied or assessed against any real property other than the Land and the Improvements described in this Deed of Trust.

6. *Insurance.*

(A) The Grantor will keep the Property insured against loss by fire, casualty and other such hazards and contingencies as may be reasonably specified by the Trustees or the Beneficiary for the benefit of the Beneficiary. Such insurance shall be written in forms, amounts and by companies reasonably satisfactory to the Trustees or the Beneficiary, and in any event in an amount sufficient to prevent co-insurance liability, and the losses thereunder shall be payable to the Beneficiary alone and not to the Grantor and the Beneficiary or the Trustees, jointly, to be held by Beneficiary in trust in accordance with the provisions of this Deed of Trust. The policy or policies of such casualty insurance shall be delivered to and retained by the Beneficiary, and the Grantor shall provide the Beneficiary with receipts evidencing the payment of all premiums due on such policies. The Grantor shall give the Beneficiary prompt notice of any loss covered by such casualty insurance, and the Trustees or the Beneficiary shall have the right to join the Grantor in adjusting any loss covered by an insurance policy. The policies of such insurance shall have attached thereto, as appropriate, standard non-contributing mortgagee or additional insured clause in favor of the Beneficiary, all to be in the form acceptable to the Beneficiary. The Beneficiary shall be authorized to collect any and all casualty, business interruption, rental value and similar insurance proceeds. The Grantor hereby authorizes the Beneficiary, at the option of the Beneficiary, to adjust and compromise any losses or claims under any of the insurance aforesaid, and after deducting the reasonable costs and expenses of collection, (including, without limitation, reasonable attorney's

fees and expenses), and subject to subsection 6(B) below, to apply all or part of the casualty, business interruption, rental value and similar insurance proceeds collected by the Beneficiary (if any) at the discretion of the Beneficiary as follows: a) as a credit upon any portion, as selected by the Beneficiary, of the Indebtedness, or b) to repairing, replacing or restoring the Improvements or the Equipment, or both, as the case may be, in which event the Beneficiary shall not be obligated to see to the proper application thereof and the amount so released or used shall not be deemed a payment on the Indebtedness. The foregoing notwithstanding, Beneficiary shall not settle or compromise any such insurance claim without the prior written consent of the Grantor, which consent shall not be unreasonably withheld, conditioned or delayed. Not less than thirty (30) days prior to the expiration date of each such policy the Grantor will deliver to the Beneficiary a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment reasonably satisfactory to the Beneficiary. In the event of foreclosure of this Deed of Trust, the Beneficiary shall succeed to all the rights and interest of the Grantor, including any right to unearned premiums in and to all such policies of insurance. Grantor will immediately notify the Beneficiary of any cancellation of or change in any insurance policy, and each such policy shall contain the unconditional agreement of the insurer that such policy will not be canceled without thirty (30) days prior written notice to the Beneficiary. The Grantor may not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Deed of Trust unless the Beneficiary is included thereon as a named insured with losses payable to the Beneficiary as above provided in this Deed of Trust. If the Property is located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area, the Grantor will keep the Property covered by flood insurance in an amount at least equal to the full amount of the Purchase Agreement or the maximum limit of coverage available for the Property under the National Flood Insurance Reform Act of 1994, as amended.

(B) The Beneficiary agrees that so long as Grantor shall be the owner of the Property and so long as there shall not be an Event of Default under the Deed of Trust, that such insurance proceeds payable upon a casualty to the Property shall be used for restoration and repair of the Property, as long as such proceeds, along with a deposit of funds with the Beneficiary from Grantor which shall be necessary to cover the cost of any deficiencies, are sufficient to repair and restore the improvements to their condition as they existed prior to such casualty. Such insurance proceeds and deposit from Grantor for any deficiencies will be disbursed by the Beneficiary in a manner reasonably acceptable to the Beneficiary as renovation of the Property progresses (for example, direct to contractor, by joint checks, approval by Lender's inspectors, etc.). If the monies made up of insurance proceeds and any deposits from Grantor are not sufficient to repair the Property, then the Beneficiary will be free to apply the insurance proceeds towards reduction of the indebtedness.

7. *Condemnation Awards.*

(A) The Beneficiary is hereby authorized, at its option, to commence, appear in, and prosecute, in its own or the Grantor's name, any action or proceeding relating to any condemnation and to settle or compromise any claim in connection therewith. The foregoing notwithstanding, Beneficiary shall not settle or compromise any claim in connection with any damage or taking

through condemnation without the prior written consent of the Grantor, which consent shall not be unreasonably withheld, conditioned or delayed. No settlement for the damages sustained thereby shall be made by the Grantor without the Beneficiary's prior written approval thereof which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding any taking by eminent domain, alteration of the grade of any street, or other injury to or decrease in value of the Property by any public or quasi-public authority or corporation, the Grantor will continue to pay or cause to be paid the Indebtedness as and when the same shall become due and payable until the Condemnation Awards hereinbefore assigned and granted to the Beneficiary are actually received by the Beneficiary, and any reduction in the Indebtedness resulting from the application by the Beneficiary of the Condemnation Awards shall be deemed to take effect only on the date of such receipt. All or any part of any Condemnation Awards so received by the Beneficiary may, at the option of the Beneficiary subject to the provisions of subsection 7(B) below, (a) be retained and applied by the Beneficiary as a credit upon any portion, as selected by the Beneficiary, of the Indebtedness secured hereby, notwithstanding the fact that the amount owing thereon may not be then due and payable or that the Indebtedness is otherwise adequately secured, or (b) be paid over wholly or in part to the Grantor for the purposes of altering, restoring, or rebuilding any part of the Property which may have been altered, damaged, or destroyed as a result of any such taking, alteration of grade, or other injury to the Property, or for any other purpose or object satisfactory to the Beneficiary, provided that (i) the Beneficiary shall not be obligated to see to the application of any amount paid over to the Grantor, and (ii) the amount so paid over shall not be deemed a payment on any of the Indebtedness secured hereby. If prior to the receipt by the Beneficiary of such Condemnation Award the Property or any part thereof shall have been sold on foreclosure of this Deed of Trust, the Beneficiary shall have the right to receive such Condemnation Award to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on this Deed of Trust shall have been sought or recovered or denied, and of the reasonable attorneys' fees, costs, and disbursements incurred by the Beneficiary in connection with the collection of such Condemnation Award. The Grantor agrees to execute and deliver from time to time upon the request of the Beneficiary such further instruments or documents as may be requested by the Beneficiary to confirm the grant and assignment to the Beneficiary of any such Condemnation Award.

(B) The Beneficiary agrees that so long as Grantor shall be the owner of the Property and so long as there shall not be an Event of Default under the Deed of Trust, that such Condemnation Awards shall be used for restoration and repair of the Property, as long as such Condemnation Awards, along with a deposit of funds with the Beneficiary from Grantor which shall be necessary to cover the cost of any deficiencies, are sufficient to repair and restore the improvements to their condition as they existed prior to such taking, alteration of grade or other injury to the Property. Such Condemnation Awards and deposit from Grantor for any deficiencies will be disbursed by the Beneficiary in a manner reasonably acceptable to the Beneficiary as renovation of the Property progresses (for example, direct to contractor, by joint checks, approval by Lender's inspectors, etc.). If the monies made up of insurance proceeds and any deposits from Grantor are not sufficient to repair the Property, then the Beneficiary will be free to apply the Condemnation Awards towards reduction of the indebtedness.

8. *Removal, etc., of Equipment and Improvements.* No Improvement or Equipment now or

hereafter covered by the lien and security interest of this Deed of Trust shall be removed, demolished, or materially altered without the prior written consent of the Beneficiary, except that the Grantor shall have the right without such consent to remove and dispose of, free from the lien and security interest of this Deed of Trust, such Equipment as from time to time may become worn out or obsolete provided that either (a) simultaneously with or prior to such removal any such Equipment is replaced with other Equipment of value at least equal to that of the replaced Equipment and free from the lien or security interest of any title retention or security agreement or other encumbrance, and by such removal and replacement the Grantor shall be deemed to have subjected such Equipment to the lien and security interest of this Deed of Trust, or (b) such Equipment is sold at fair market value for cash and the net cash proceeds received from such disposition are paid over promptly to the Beneficiary to be applied to the payment of the Indebtedness in the manner and order determined by the Beneficiary.

9. *Maintenance and Repair.* The Grantor, at the Grantor's expense, will (a) keep and maintain the Property and each part thereof in good condition, ordinary wear and tear and damage by insured (b) keep and maintain the Improvements and the Equipment in good condition, working order, and repair, ordinary wear and tear and damage by insured, casualty and condemnation excepted and (c) make all necessary or appropriate repairs, replacements, and renewals to the Improvements and to the Equipment and additions and betterments thereto so that each part of the Improvements and all of the Equipment shall at all times be in good condition, fit, and proper for the respective purposes for which they were originally intended, erected, or installed ordinary wear and tear and damage by insured, casualty and condemnation excepted. Except as approved by Beneficiary, all repairs, replacements, and renewals shall be equal in quality to the original work or to the original Equipment as the case may be. The Grantor will not do or permit any act or thing in connection with the Property or any part thereof which might impair in any material respect the value or usefulness of the Property or any part thereof, and not commit or permit any waste of the Property or any part thereof.

10. *Hazardous Materials.* The Grantor shall not place, manufacture or store, or permit to be placed, manufactured or stored, on the Property any Hazardous Materials. The Grantor agrees to (a) give written notice to the Beneficiary immediately upon the Grantor's acquiring knowledge of the presence of any Hazardous Materials on the Property or of any Hazardous Materials contamination with a full description thereof; (b) promptly comply with any federal, state or local law, rule, ordinance or regulation or any order or decree of any court or other governmental authority having jurisdiction requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials contamination and provide the Beneficiary with reasonably satisfactory evidence of such compliance; and (c) defend, indemnify and hold harmless the Beneficiary and the Trustees from any and all claims which may now or in the future (whether before or after the release of this Deed of Trust) be asserted as a result of the presence of any Hazardous Materials on the Property or any Hazardous Materials contamination.

11. *Transfer of Property.* Title to all or any portion of the Property may not be acquired by any person, individual, partnership or corporation, other than the Grantor, by voluntary or involuntary conveyance, transfer, grant or assignment, by operation of law, or in any other manner, or become encumbered or charged with a lien or security interest of any kind or variety, whether

voluntary or involuntary, including any mechanic's or materialmen's lien or judgment lien, senior, junior, or of equal priority to the lien and security interest of this Deed of Trust, without the prior written consent of the Trustees or the Beneficiary.

A transfer or conveyance by any of member of the Grantor of any portion of its membership interest in the Grantor to a person or persons not holding membership interests in the Grantor as of the date of this Deed of Trust or to the Grantor shall be considered as a conveyance in contravention of this Section.

Any grant, assignment, pledge, encumbrance or creation of a lien or security interest in the membership interests of the Grantor, during the term of the loan shall be considered in contravention of this Section.

12. *Other Liens.* At all times the Grantor will keep the Property, free from all liens, security interests, encumbrances, and claims of every kind and nature, except as approved by Beneficiary. The Grantor shall give the Beneficiary notice of any default in any permitted lien, mortgage, security interest, or encumbrance on the Property and notice of any foreclosure or threat of foreclosure of such permitted lien, mortgage, security interest, or encumbrance.

13. *Compliance with Laws.* The Grantor will comply with and not violate, or cause to be complied with and not violated, all present and future laws, statutes, ordinances, rules, regulations, decrees, and orders of any governmental or other authority or regulatory body relating to the Property or any part thereof or to the use and operation of the Property or any part thereof.

14. *Restrictive Covenants, Zoning, etc.* Without the prior written consent of the Beneficiary, which shall not be unreasonably withheld, conditioned or delayed, the Grantor will not initiate, join in, or consent to any change in any private restrictive covenant, easement, zoning ordinance, or other public or private restrictions limiting or defining the uses which may be made of the Property or any part thereof. The Grantor will promptly perform and observe, or cause to be performed and observed, all of the terms, covenants, and conditions of all instruments of record affecting the Property, non-compliance with which may affect the security of this Deed of Trust, or which may impose any duty or obligation upon the Grantor or any lessee or other occupant of the Property, or any part thereof, and the Grantor shall do or cause to be done all things reasonably necessary to preserve intact and unimpaired any and all easements, appurtenances, and other interests and rights in favor of, or constituting any portion of, the Property.

15. *Management.* The Grantor at all times shall provide competent and responsible management for the operation of the Property.

16. *Inspection.* The Grantor will permit the Beneficiary or any person or persons authorized by the Beneficiary to enter and make inspections of the Property or any part thereof at all reasonable times and after reasonable advance notice and as often as may be reasonably requested by the Beneficiary. Beneficiary shall use reasonable and diligent efforts to minimize disruption to normal business operations within the Property during the course of any such entries.

17. *Books and Records.* The Grantor will keep and maintain full and accurate records and books administered in accordance with tax accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and the operation thereof, and shall permit the Beneficiary or any person or persons authorized by the Beneficiary to inspect and examine such records and books and all supporting vouchers and data and to make copies and extracts therefrom or thereof at all reasonable times and after reasonable advance notice and as often as may be reasonably requested by the Beneficiary at the offices of the Grantor or at some other location as may be mutually agreed upon.

18. *Leasing Arrangements.* The Grantor will not, without the prior written approval of the Beneficiary, which approval will not be unreasonably delayed conditioned or withheld, (a) reduce the payment of rent under, or accept any prepayment of rent of any present or future lease of the Property or any part thereof in excess of three (3) months, (b) execute any lease of the Property or any portion thereof, except in the ordinary course of its business and for a term of two (2) years or less, including extensions and (c) permit a lien or encumbrance on the Property or any part thereof superior to any such lease other than this Deed of Trust.

19. *Assignment of Leases.* The Grantor hereby grants, conveys, transfers, and assigns to the Beneficiary, and grants to the Beneficiary a security interest in, all of the Grantor's right, title, and interest in and to any lease or leases now existing or hereafter made for all or any part of the Property together with all rents, income, profits, revenues, proceeds, and royalties due and becoming due therefrom and all cash or security deposits made to secure performance by the lessees of their obligations thereunder, whether such cash or security deposits are to be held until the expiration of the terms of such leases or are to be applied to one or more installments of rent coming due immediately prior to expiration of such terms (reserving, however, in the Grantor a license, terminable by the Beneficiary upon the occurrence of an Event of Default hereunder, to collect and receive the same) as further security and collateral for the payment of the Indebtedness. Each month, upon the Grantor's compliance with all of the Grantor's obligations hereunder, the Grantor may retain the rents collected that month and held in trust for the Trustees. Upon the occurrence of an Event of Default, the license granted to the Grantor may be automatically and immediately revoked without notice to the Grantor. Upon the revocation of such license, the Trustees may notify all tenants under any leases that the Trustees will thereafter collect all rents directly and not through the Grantor.

20. *Specific Assignment of Leases.* In addition to the general assignment provided for hereinabove, the Grantor has or may have executed on even date hereof a certain Indemnity Assignment of Leases, Rents and Profits to be recorded simultaneously herewith at the option of the Beneficiary, the terms, covenants, conditions, and agreements of which are hereby expressly incorporated herein by reference and made a part hereof, with the same force and effect as though the same were more particularly set forth herein.

21. *Future Assignments of Leases.* In addition to the general assignment, etc., provided for hereinabove, the Grantor will, upon the request of the Beneficiary, execute such specific assignments (in form and content reasonably satisfactory to the Beneficiary) of any lease or leases for all or any part of the Property (including all amendments thereto), and the rents and income due

and becoming due therefrom, as the Beneficiary may reasonably require, whether such lease or leases are now in existence or are entered into hereafter at any time prior to the full release of this Deed of Trust.

22. *Information Concerning Leases.* Within thirty (30) days after the end of each calendar year until the Indebtedness shall be satisfied, the Grantor will deliver to the Beneficiary a statement, in such reasonable detail as the Beneficiary may request, certified by the Grantor, of all of the leases relating to the Property, and, upon reasonable notice to the Grantor, the Grantor will furnish to the Beneficiary executed counterparts of any such leases. If any of such leases provide for the giving by the lessees of certificates with respect to the status of such leases, the Grantor shall exercise its right to require such certificates within ten (10) days after any request therefore by the Beneficiary.

23. *Restrictions on Assignments of Leases.* The Grantor will not, without the prior written consent of the Beneficiary, assign or transfer the rents, income, and profits from time to time accruing from, or any lease or leases of, the Property or any part thereof to any person other than the Beneficiary as further collateral and security for the Indebtedness, and any assignment thereof without such consent shall be null and void.

24. *Enforcement of Leases.* The Grantor will, at its sole cost and expense, use commercially reasonable efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective lessees under any leases of the Property, or any portion thereof, and will appear in and defend, at its sole cost and expense, any action or proceeding arising under or in any manner connected with such leases or the obligations and undertakings of any lessee thereunder.

25. *Performance of Leases.* The Grantor will perform, comply with, and carry out in all material respects all of the Grantor's agreements and covenants as lessor or landlord contained in any existing or future lease or leases of the Property or any part thereof.

26. *Attornment by Tenants.* If the Grantor has leased or shall hereafter lease the Property or any part thereof by lease or leases subordinate or junior (either by the date thereof or by the express terms thereof) to the lien and/or security interest of this Deed of Trust, any such lease or leases shall, unless otherwise permitted by Beneficiary, be subject to the condition that in the event of any foreclosure sale or sales hereunder, such lease or leases shall continue in full force and effect and the tenant or tenants thereunder will, upon request, attorn to and acknowledge the purchaser or purchasers at such sale or sales as landlord or lessor thereunder. Upon request of Grantor, Beneficiary shall execute and deliver to each tenant of the Property a commercially reasonable subordination, non-disturbance and attornment agreement ("SNDA") to the extent such tenant requires the delivery of an SNDA pursuant to the terms of its lease, provided such SNDA will contain terms and provisions customary for an SNDA and acceptable to the Beneficiary in the exercise of its reasonable discretion.

27. *No Obligation of Beneficiary or Trustees to Perform Leases.* Neither the Trustees nor the Beneficiary shall be obligated to perform or discharge any obligation or duty to be performed or discharged by the Grantor under any lease or leases for all or any part of the Property, and the Grantor shall indemnify the Trustees and the Beneficiary for, and save them harmless from, any and

all liability arising from any such lease or leases, or from any assignment thereof, and any such assignment shall not place the responsibility for the control, care, management, or repair of the Property or any part thereof upon the Trustees or the Beneficiary, nor make the Trustees or the Beneficiary liable for any negligence in the management, operation, upkeep, repair, or control of the Property or any part thereof resulting in loss or injury or death to any lessee, agent, or stranger, except to the extent that Beneficiary shall succeed to the interest of the Grantor under the Leases, and take possession of the Property by virtue of a foreclosure or deed in lieu of foreclosure, in which case the Beneficiary shall not obligated to perform or discharge any obligation or duty to be performed or discharged by the Grantor under any lease or leases for all or any part of the Property, to the extent such duty or obligation arises with respect to matters occurring prior to the date upon which the Beneficiary succeeds to the interest of the Grantor under the Leases, and/or takes possession of the Property by virtue of a foreclosure or deed in lieu of foreclosure; and the Grantor shall indemnify the Trustees and the Beneficiary for, and save them harmless from, any and all liability arising from any such lease or leases, or from any assignment thereof, and any such assignment shall not place the responsibility for the control, care, management, or repair of the Property or any part thereof upon the Trustees or the Beneficiary, nor make the Trustees or the Beneficiary liable for any negligence in the management, operation, upkeep, repair, or control of the Property or any part thereof resulting in loss or injury or death to any lessee, agent, or stranger occurring prior thereto, unless caused by the actual gross negligence or willful misconduct of the Trustees and/or the Beneficiary, as the case may be.

28. *Additions to Security.* All right, title, and interest of the Grantor in and to all extensions, betterments, renewals, substitutes, and replacements of, and all improvements, additions and appurtenances to, the Property, hereafter acquired by or released to the Grantor, or constructed, assembled, or placed by the Grantor on the Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement, or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment, or other act by the Grantor, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described in the granting clauses hereof, but at any and all times the Grantor will execute and deliver to the Trustees any and all such further assurances, deeds of trust, conveyances, or assignments thereof as the Trustees or the Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.

29. *Subrogation.* To the extent permitted by law, the Beneficiary shall be subrogated, notwithstanding his or her release of record, to any mechanic's or vendor's lien or liens, superior titles, mortgages, deeds of trust, liens, encumbrances, rights, equities, and charges of all kinds heretofore or hereafter existing on the Property to the extent that the same are paid or discharged by the Beneficiary; provided, however, that this section shall not be deemed or construed to obligate the Beneficiary to pay or discharge the same.

30. *Security Agreement.* This Deed of Trust creates a security interest in the Property, and to the extent the Property is not real property, this Deed of Trust constitutes a security agreement from the Grantor to the Beneficiary under the Maryland Uniform Commercial Code. The Grantor hereby agrees to execute and deliver on demand, and hereby irrevocably constitutes and appoints the

Beneficiary the attorney-in-fact of the Grantor, to execute, deliver and, if appropriate, to file with the appropriate filing office or offices such financing statements or other instruments as the Beneficiary may reasonably request or require in order to perfect the security interest granted hereby or to continue the effectiveness of the same. A carbon, photographic, or other reproduction of a security agreement or a financing statement is sufficient as a financing statement.

31. *Construction of Improvements.* The Grantor will complete and pay for, within a reasonable time, any permitted structure at any time in the process of construction on the Land. The Grantor will construct and erect the Improvements and any other improvements of any part of the Land (a) strictly in accordance with all applicable ordinances and statutes and in accordance with the requirements of all regulatory authorities having jurisdiction, (b) entirely on lots or parcels of the Land, (c) so as not to encroach upon any easement or right of way or upon the land of others, (d) wholly within the building restriction lines however established, and (e) so as not to violate use and other restrictions contained in prior conveyances, zoning ordinances, or restrictions.

32. *Substitution of Trustees, etc.* The Beneficiary shall have, and is hereby granted with warranty of further assurances, the irrevocable power to appoint a substitute Trustee or Trustees hereunder (including, without limitation, in case of death or refusal to act of a Trustee or Trustees or their non-acceptance of the trust or absence or any other reason whatsoever) to be exercised at any time without notice and without specifying any reason therefore, by filing for record in the office where this instrument is recorded a Deed of Appointment. The power of appointment of a successor Trustee or Trustees may be exercised as often and whenever the Beneficiary may choose, and the exercise of the power of appointment, no matter how often, shall not be an exhaustion thereof. Upon the recordation of such Deed or Deeds of Appointment, the Trustee or Trustees so appointed shall thereupon, without any further act or deed of conveyance, become fully vested with identically the same title and estate in and to the Property and with all the rights, powers, trusts, and duties of their, his or her, or its predecessor in the trust hereunder with like effect as if originally named as Trustees or as one of the Trustees hereunder. Whenever in this Deed of Trust reference is made to Trustees, it shall be construed to mean the Trustee or Trustees for the time being, whether original or successors or successor in trust; and all title, estate, rights, powers, trusts, and duties hereunder given or appertaining to or revolving upon Trustees shall be in each of the Trustees so that any action hereunder or purporting to be hereunder of any one of the original or any successor Trustees shall for all purposes be considered to be, and as effective as, the action of all Trustees.

33. *Trustees' Liability.* The Trustees shall have no liability or responsibility for, and make no warranties in connection with, the validity or enforceability of the Purchase Agreement or this Deed of Trust, or the description, value, or status of title to the Property. The Trustees shall be protected in acting upon any notice, request, consent, demand, statement, note, or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same. The Trustees shall not be liable for any error of judgment, for any act done or step taken or omitted, for any mistakes of law or fact, or for anything which the Trustees may do or refrain from doing in good faith, and generally the Trustees shall have no accountability hereunder except for willful misconduct or gross negligence. The powers and duties of Trustees hereunder may be exercised through such attorneys, agents, or servants as they may appoint, and the Trustees shall have no liability or responsibility for any act, failure to act, negligence, or willful conduct of such

attorney, agent, or servant, so long as they were selected with reasonable care. In addition, the Trustees may consult with legal counsel selected by them and the Trustees shall have no liability or responsibility by reason of any act or failure to act in accordance with the opinions of such counsel as long as said act or failure to act shall be in good faith. The Trustees may act hereunder and may sell or otherwise dispose of the Property or any part thereof as herein provided, although the Trustees have been, may now be, or may hereafter be, attorneys, officers, agents, or employees of the Beneficiary in respect of any matter of business whatsoever. The Trustees, however, shall have no obligation to sell all or any part of the Property upon the occurrence of an Event of Default or take any other action authorized to be taken by them hereunder except upon demand of the Beneficiary.

34. *Payment by Others.* Any payment of the Indebtedness or any part thereof made in accordance with the terms of this Deed of Trust or the Purchase Agreement by any subsequent owner of the Property or by any other person whose interest in the Property might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer, or director of a corporation which at any time may be liable for such payment or may own or have such an interest in the Property shall be deemed as between the Beneficiary and all persons who at any time may be liable as aforesaid or may own or have an interest in the Property to have been made on behalf of such persons.

35. *Defense of Title, etc.* If the Beneficiary or Trustees shall incur or expend any sums, including reasonable attorneys' fees and expenses, whether or not in connection with any action or proceeding, to sustain the lien and/or security interest of this Deed of Trust or its priority, or to protect or enforce any of its rights hereunder, or to recover any Indebtedness hereby secured, or for any title examination or title insurance policy relating to the title to the Property or any part thereof, all such sums shall on demand be paid by the Grantor, together with the interest thereon at a rate one percent (1 %) per annum in excess of the then highest interest rate on any of the Indebtedness, and shall be a part of the Indebtedness secured by this Deed of Trust, provided, however, that in any action or proceeding to foreclose this Deed of Trust or to recover or collect the Indebtedness secured hereby, the provisions of law respecting the recovery of costs, disbursements, and allowances shall prevail unaffected by this covenant.

36. *Notices.* All notices, demands, requests, consents or approvals required under this Indemnity Deed of Trust to be in writing shall be deemed to have been properly given if mailed by certified mail, return receipt requested, postage prepaid or by recognized national commercial courier, if to the Grantor c/o Jin Suk Kim at 34 Piney Meetinghouse Court, Potomac, Maryland 20854, and if to the Beneficiary at 10801 Lockwood Drive, Suite 370, Silver Spring Maryland 20902 with copy to Mark W. Kugler, Esq., 10801 Lockwood Drive, Suite 370, Silver Spring, Maryland 20901 or at such other addresses as the Grantor or the Beneficiary shall have furnished to the other in writing. Notice shall be deemed given upon the earlier to occur of actual receipt or refusal of delivery.

37. *Right to Perform.* If the Grantor shall fail to make any payment or perform, observe, or comply with any of the conditions and covenants herein contained prior to the expiration of any applicable cure or grace period, the Beneficiary, without notice to or demand upon the Grantor and

without waiving or releasing any obligation or default, may, and is hereby authorized on behalf of the Grantor to (but shall be under no obligation to), at any time thereafter make such payment or perform such act for the account and at the expense of the Grantor, and may enter upon the Property or any part thereof for that purpose and take all such action thereon as the Beneficiary may reasonably consider necessary or appropriate for such purpose. All such sums so paid or advanced by the Beneficiary and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon at a rate two percent (2%) per annum in excess of the then highest interest rate on any of the Indebtedness shall be paid by the Grantor on demand and shall be a part of the Indebtedness secured hereby.

38. *Events of Default.* The occurrence of one or more of the following events (herein referred to as "Event(s) of Default") shall constitute a default hereunder:

a. *Payment of Indebtedness Evidenced by Purchase Agreement.* If the Grantor shall fail to pay any payment of the principal, interest, and other sums when and as the same shall become due and payable in accordance with the terms the Purchase Agreement (taking into account any notice or cure periods provided for therein), and/or if the Grantor shall fail to pay any payment or amount due and payable in accordance with the terms of this Deed of Trust, if such failure continues beyond five (5) days after written notice thereof is sent to Grantor, if any; or

b. *Payment of Other Indebtedness.* If the Grantor shall fail to pay any of the other Indebtedness secured hereby as and when the same shall be due and payable in accordance with the terms hereof, unless cured within the applicable grace period set forth therein, if any; or

c. *Breach of This Deed of Trust.* If the Grantor shall fail duly to perform, comply with, or observe any of the terms, covenants, conditions, stipulations, or agreements of this Deed of Trust unless cured within fifteen (15) days from the date of written notice thereof is mailed to Grantor provided however if such failure cannot be reasonably effected within such period, then provided Grantor has commenced such cure within such period, and is diligently pursuing the same, the time for cure shall be extended for a reasonable time thereafter; or

d. *Default under the Purchase Agreement.* If an Event of Default (as defined therein) shall occur under the terms of the Purchase Agreement unless cured within the applicable grace period set forth therein, if any; or

e. *Bankruptcy, Insolvency, etc.* If a petition for relief in a bankruptcy court is filed by the Grantor, or if the Grantor applies for, consents to, or acquiesces in the appointment of, a trustee, custodian or receiver for the Grantor or any of its assets and property, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent, or acquiescence, a trustee, custodian, or receiver is appointed for the Grantor or for a substantial part of the assets and property of the Grantor and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding or case under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted against the Grantor and is consented to or acquiesced in by the Grantor or remains for sixty (60) days undismissed; or the Grantor takes any action to authorize any of the actions described in this section; or

f. *Execution; Attachment.* If (i) any execution or attachment shall be levied against the Property, or any part thereof, and such execution or attachment shall not be set aside, discharged, or stayed within thirty (30) days after the same shall have been levied, or (ii) an order, judgment, or decree shall be entered by any court of competent jurisdiction on the application of a creditor adjudicating the Grantor a bankrupt or insolvent, or appointing a receiver, trustee, or liquidator of the Grantor or of the Property, or of all or substantially all of the Grantor's other assets, and such order, judgment, or decree shall continue unstayed and in effect for a period of sixty (60) days or shall not be discharged within thirty (30) days after the expiration of any stay thereof; or

g. *Judgment.* If any judgment against the Grantor or any attachment or other levy or encumbrance is filed or placed against the Property or any part thereof and remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of thirty (30) days; or

h. *Tax or Documentary Stamps.* If at any time the United States Government or any state, county, municipal, or other governmental subdivision shall require or assess internal revenue or other documentary stamps on this Deed of Trust, provided, however, that such default shall be waived if the Grantor may pay for such stamps including interest and penalties thereon to or for the Beneficiary and does in fact pay, when payable, for such stamps including interest and penalties thereon; or

39. *Rights and Remedies.* If one or more Events of Default shall occur, then in each and every such case, the Beneficiary or the Trustees at the direction of the Beneficiary may at any time thereafter exercise any of the following powers, privileges, discretions, rights, or remedies:

a. *Acceleration.* Declare (without notice to the Grantor) the entire unpaid balance of the Indebtedness secured hereby to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with interest accrued thereon, without presentment, demand, protest, or notice of protest or of dishonor, all of which the Grantor hereby waives. The occurrence or non-occurrence of an Event of Default shall in no manner impair the ability of the Beneficiary to demand payment of any portion of the Indebtedness which is payable on demand.

b. *Foreclosure.* Take possession of and sell the Property and in connection therewith the Grantor hereby (i) assents to the passage of a decree for the sale of the Property by the equity court having jurisdiction, and (ii) authorizes and empowers the Trustees to take possession of and sell (or in case of any default of any purchaser to resell) the Property or any part thereof, all in accordance with the Maryland Rules of Procedure or of any other law of the State of Maryland or rule of court relating to deeds of trust, including any amendments thereof, or additions thereto, which do not materially change or impair the remedy. In case of any sale under this Deed of Trust, by virtue of judicial proceedings or otherwise, the Property or any part thereof may be sold upon such terms and conditions as an entirety or in such parcels, by one sale or by several sales, at such time and place, and after such previous public advertisement as the Trustees shall deem advantageous and proper and as required by applicable laws and rules, without regard to any right of the Grantor or any other person to the marshalling of assets. In connection with any foreclosure, the Trustees may procure such title reports, surveys, tax histories, and appraisals as they deem necessary, and all costs and

expenses incurred in connection therewith shall be payable by the Grantor or from the proceeds of sale. Upon the terms of such sale being complied with, the Trustees shall convey the Property so sold to and at the cost of the purchaser or purchasers thereof (who shall not be required to see to the application of the purchase money). The proceeds of such sale or sales shall be held by the Trustees and applied as follows: First, to pay all costs, charges, and expenses attending the execution of this trust or any sale made as aforesaid, including (i) a $2,500.00 counsel fee to the attorneys representing the Beneficiary and the Trustees for conducting the proceedings if without contest, but if legal services be rendered to the Trustees and the Beneficiary in connection with any contested matter in the proceedings, then such other reasonable counsel fees and expenses shall be allowed and paid out of the proceeds of such sale or sales as the court having jurisdiction may deem proper, and (ii) a trustees' commission equal to the commission allowed trustees for making sales of property under decrees of the equity court having jurisdiction second, to pay all Indebtedness secured hereby and all interest then due and accrued thereon, which, unless not allowed by applicable law, shall include interest through the date of ratification of the auditor's account, in such order and manner as the Beneficiary in its sole discretion may determine; and lastly, to pay the surplus, if any, to the person entitled thereto, including, if such person is the Grantor, the Grantor upon surrender and delivery of the Property, and less the costs, if any, of obtaining possession. Immediately upon the filing of any foreclosure under this Deed of Trust, there shall be and become due and owing by the Grantor all expenses incident to any foreclosure proceedings and/or this Deed of Trust. Immediately upon the first insertion of any advertisement or notice of sale, there shall also be and become due and owing by the Grantor a commission on the total amount of the Indebtedness then due equal to one-half of the percentage allowed as commission to trustees making sales under orders or decrees of the equity court having jurisdiction. No person shall be required to receive only the aggregate Indebtedness then secured hereby with interest thereon to the date of payment unless the same be accompanied by a tender of the said expenses, costs, and commissions.

c. *Receiver.* As a matter of right and, to the extent permitted by law, without notice to the Grantor and without regard to the adequacy of the security, request the immediate appointment of a receiver for all or any part of the Property, and of the rents, income, profits, issues, and proceeds thereof and therefrom, whether such receivership be incidental to a proposed sale of the Property or otherwise, and, to the extent permitted by law, the Grantor hereby consents to the appointment of such a receiver.

d. *Uniform Commercial Code.* Proceed under the Maryland Uniform Commercial Code as to all or any part of the Equipment and in conjunction therewith to exercise all of the rights, remedies, and powers of a secured party under the Maryland Uniform Commercial Code, including, without limitation, the right to take possession of the Equipment. The Beneficiary or its agents may enter upon the Property to take possession of the Equipment, to remove it, to render it unusable, or sell or otherwise dispose of it with or without or through court proceedings and judicial process. Upon the occurrence of an Event of Default hereunder, the Grantor shall assemble all of the Equipment and make the same available within the Improvements. Any notification of any intended sale or other disposition of all or any part of the Equipment made pursuant to the provisions of the Maryland Uniform Commercial Code shall be deemed reasonably and properly given if given at least ten (10) days before such sale or other disposition. Disposition of the Equipment, or any portion thereof, shall be deemed commercially reasonable if made pursuant to a public offering

advertised at least twice in a newspaper of general circulation in the community where the Property are located.

e. *Court Proceedings.* Proceed to protect or enforce their respective rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any covenant or agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise or execution of any power granted herein or by law, or to enforce the Purchase Agreement.

f. *Entry and Operation.* To the extent permitted by law, enter upon, and take possession of (and the Grantor shall surrender actual possession of), the Property or any part thereof, without notice to the Grantor, without bringing any legal action or proceeding, or, if necessary, by force, legal proceedings, ejectment, or otherwise, and may remove and exclude the Grantor, the Grantor's agents, and employees and all other persons therefrom, and having and holding the same may make all necessary or proper repairs, replacements, and useful or required alterations, additions, betterments, or improvements to or upon the same, operate, maintain, control, and preserve the same and receive all earnings, income, rents, and proceeds accruing with respect thereto or any part thereof. In so doing, the Beneficiary or the Trustees shall have the right to manage the Property and to carry on the business of the Grantor and said Trustees may exercise all of the rights and powers of the Grantor, either in the name of the Grantor or otherwise including, but without limiting the generality of the foregoing, the right to lease the Property or any part thereof and to cancel, modify, renew, or extend any lease or sublease of the Property or any part thereof. The Beneficiary or the Trustees shall be under no liability for or by reason of any such taking of possession, entry, holding, removal, maintaining, operation, or management, except for willful misconduct or gross negligence. Any amounts so received by the Beneficiary or the Trustees shall be applied (i) first, to pay all costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, preserving, and managing the Property or any part thereof, including, but not in limitation of the foregoing reasonable compensation to the attorneys, employees, or agents of the Beneficiary or of the Trustees engaged or employed with regard thereto, (ii) second, to pay the cost and expense of all repairs, renewals, replacements, alterations, additions, betterments, and improvements to or upon the Property or any part thereof, and (iii) third, to pay the balance, if any, to such part of the Indebtedness as selected by the Beneficiary. The Grantor shall pay on demand to the Beneficiary or to the Trustees (as the case may be) the amount of any deficiency between (1) the amounts so received by the Beneficiary or the Trustees and (2) all moneys paid or advanced and all costs and expenses incurred (including without limitation reasonable attorneys' fees and expenses) by the Beneficiary or by the Trustees (as the case may be) in exercising the rights provided in this paragraph, and the same shall bear interest at a rate two percent (2%) per annum in excess of the then highest interest rate on any of the Indebtedness and shall be a part of the Indebtedness secured hereby.

40. *Remedies, etc., Cumulative.* Each right, power, and remedy of the Beneficiary or the Trustees as provided for in this Deed of Trust, or in any related document, instrument, or agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed of Trust, or in any related document, instrument, or agreement now or hereafter existing at law or in

equity or by statute or otherwise, and the exercise or beginning of the exercise by the Beneficiary or the Trustees of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Beneficiary or the Trustees of any or all such other rights, powers, or remedies.

41. *No Waiver, etc.* No failure or delay by the Beneficiary or the Trustees to insist upon the strict performance of any term, condition, covenant, or agreement of this Deed of Trust, the Purchase Agreement or of any related documents, instruments, or agreements, or to exercise any right, power, or remedy consequent upon a breach thereof shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Beneficiary or the Trustees from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Deed Of Trust, the Purchase Agreement or any related document, instrument, or agreement, the Beneficiary or the Trustees shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Deed of Trust, or any related document, instrument, or agreement or to declare an Event of Default for failure to effect such prompt payment of any such other amount. Neither the Grantor nor any other person now or hereafter obligated for the payment of the whole or any part of the Indebtedness now or hereafter secured by this Deed of Trust shall be relieved of such obligation by reason of the failure of the Beneficiary to comply with any request of the Grantor or of any other person so obligated to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or of any obligations secured by this Deed of Trust, or by reason of any agreement or stipulation between any subsequent owner or owners of the Property or any part thereof and the Beneficiary extending the time of payment or modifying the terms of the Purchase Agreement or this Deed of Trust without first having obtained the consent of the Grantor or such other person, and in the latter event, the Grantor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Beneficiary. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Property, the Beneficiary may release the obligation of any person at any time liable for any of the Indebtedness secured by this Deed of Trust or any part of the security held for the Indebtedness and may extend the time of payment or otherwise modify the terms of the Purchase Agreement or this Deed of Trust, without, as to the security or the remainder thereof, in anywise impairing or affecting the lien and/or security interest of this Deed of Trust or the priority of such lien and/ or security interest, as security for the payment of the Indebtedness as it may be so extended or modified, over any subordinate lien. The holder of any subordinate lien shall have no right to terminate any lease affecting the Property whether or not such lease be subordinate to this Deed of Trust. The Beneficiary may resort for the payment of the Indebtedness secured hereby to the Property or to any other security or collateral therefore held by the Beneficiary in such order and manner as the Beneficiary may elect.

42. *Subordination to Future Liens* In the event the Grantor refinances any existing indebtedness secured by a lien encumbering the Property, the Beneficiary agrees to subordinate the lien of this Deed of Trust to lien of the refinance deed of trust or mortgage, provided that (a) no Event of Default as defined herein has occurred and is continuing with respect to the indebtedness secured hereby or under this Deed of Trust, (b) the amount of indebtedness secured by such

replacement lien (as reduced by principal payments made thereupon prior to such refinance) is not greater than the amount of the indebtedness then secured by the lien being replaced; and (c) more than six (6) months remain in the term of the loan secured by this Deed of Trust.

43. *Definitions.* Wherever used in this Deed of Trust, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the words "Deed of Trust" shall mean this Indemnity Deed of Trust and any supplement or supplements hereto, the word "Grantor" shall mean the Grantor and any subsequent owner or owners of the Grantor's interest in the Property, the word "Beneficiary" shall mean the Beneficiary or any subsequent assignee of beneficiary secured by this Deed of Trust, the word "person" shall mean an individual, corporation, limited liability company, partnership, or unincorporated association, and pronouns of any gender shall include the other genders, and either the singular or plural shall include the other. If the Grantor is two (2) or more persons, the term "Grantor" shall also refer to all of the persons signing this Deed of Trust as a Grantor, and to each of them, and all of them are jointly and severally bound, obligated, and liable hereunder. The Trustees or the Beneficiary may release, compromise, modify, or settle with any of the parties constituting the Grantor, in whole or in part, without impairing, lessening, or affecting the obligations and liabilities of the other parties constituting the Grantor hereunder or under the Purchase Agreement. Any of the acts mentioned aforesaid may be done without the approval or consent of, or notice to, any of the parties constituting Grantor.

44. *Successors and Assigns.* All of the grants, covenants, terms, provisions, and conditions herein shall run with the Land and shall apply to and bind the heirs, personal representatives, successors, and assigns of the Grantor (including any permitted subsequent owner of the Property or any portion thereof), and inure to the benefit of the Beneficiary, its successors and assigns and to the successors in trust of the Trustees.

45. *Illegality.* If fulfillment of any provision hereof or any transaction related hereto, at the time performance of such provisions shall be due shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained, other than the provisions requiring the Grantor to pay interest, principal, principal and interest, or any other of the Indebtedness secured by this Deed of Trust, operates or would prospectively operate to invalidate this Deed of Trust in whole or in part, then such clause or provision only shall be void as though not herein contained, and the remainder of this Deed of Trust shall remain operative and in full force and effect; and if such clause or provision requires the Grantor to pay interest, principal, principal and interest, or any other of the Indebtedness secured by this Deed of Trust, then at the option of the Beneficiary, the entire Indebtedness secured by this Deed of Trust shall become due and payable.

46. *Change, etc.* This Deed of Trust cannot be changed, modified, or amended except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

47. *Governing Law.* This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Maryland.

48. *Headings.* The section headings in this Deed of Trust are for convenience only and shall

not limit or otherwise affect any of the terms hereof.

49. *Counterparts.* This Deed of Trust may be executed in any number of counterparts, each of which shall be an original but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Grantor has caused this Deed of Trust to be executed, sealed, and delivered as of the day and year first written above.

WITNESS:

_______________________ [SEAL]
Jin Suk Kim, Trustee of the Jin Suk Kim Trust dated January 1, 1993

STATE OF MARYLAND, COUNTY/CITY OF MONTGOMERY; TO WIT:

I HEREBY CERTIFY that on this 10th day of August, 2006, before me, the undersigned, a Notary Public of said State, personally appeared Jin Suk Kim, personally known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that she is the Trustee of the Jin Suk Kim Trust dated January 1, 1993 and that she executed the foregoing Indemnity Deed of Trust and Security Agreement for the purposes therein contained as the duly authorized agent of such company, as its true act and deed.

WITNESS my hand and Notarial Seal.

Mark W. Kugler Notary Public

MARK W. KUGLER NOTARY PUBLIC MONTGOMERY COUNTY

My Commission Expires: 8/1/2009

This is to certify that the within instrument was prepared by or under the supervision of the undersigned, an Attorney duly admitted to practice before the Court of Appeals of Maryland.

Mark W. Kugler

I: winword\settle\mwk\khfunding\timkim\Jin Suk Kim Trustee IDOT Baltimore-8-10-06.doc

RETURN TO:
MARK W. KUGLER, ESQUIRE
10801 LOCKWOOD DRIVE, #370
SILVER SPRING, MARYLAND 20901

EXHIBIT "A"

BEGINNING for the same at a stone standing on the North side of the Baltimore and Frederick State Road at the end of the 3rd line of that piece or parcel of ground, which by deed dated the 13th day of Marc, 1937, and recorded among the Land Records of said Howard County in Liber B.M., Jr. No. 158, folio 300 etc., was granted and conveyed by W. Guy Hartsock and others, to Daniel M. Murray, Jr. and running with said 3rd line, reversely, North 20 degrees, 38 minutes, East 342.2 feet, to a stone standing at the beginning of said 3rd line; thence reversely with the part of the 2nd line of the lot conveyed by Hartsock, and others, to Murray, as aforesaid, North 75 degrees, 22 minutes, West 91.6 feet, to a stone; thence South 20 degrees, 38 minutes, West 338.5 feet, to a stone on the North edge of said Baltimore and Frederick State Road; thence with the North edge of said State Road, South 72 degrees East 91-1/2 feet to the place of beginning, containing 0.714 of an acre of land.

Being the same property conveyed by Deed dated December 3, 1976 from Dickey Farms, Inc., a Maryland corporation to Charles Keith Harris and Joetta Harris, his wife and recorded December 6, 1976 among the Land Records of Howard County, Maryland in Liber 0798 at folio 701.

And also especially with the right and easement as more fully and at large set forth in deed dated October 14, 1942 and recorded among the said Land Records in Liber B.M. Jr. No. 176, folio 351, from Norman Mullinix and wife to Ralph F. Brightwell.

IMP FD SURE $ 20.00
RECORDING FEE 75.00
TOTAL 95.00
Res# CH06 Rcpt # 32033
MDR HEN Blk # 39
Sep 04, 2007 02:34 pm